Other Assets	12 Months Ended
Dec. 31, 2021
Disclosure of financial assets [abstract]
Other Assets	Other Assets
The components of other assets are as follows:

As at Dec. 31	2021	2020
South Hedland prepaid transmission access and distribution costs	65	70
Project development costs	29	25
Long-term prepaids and other assets	48	59
Loan receivable	55	52
Total other assets	197	206

Included in the Consolidated Statements of Financial Position as:
Total current other assets (Note 14)	55	—
Total long-term other assets	142	206
Total other assets	197	206

South Hedland prepaid transmission access and distribution costs are costs that are amortized on a straight-line basis over the South Hedland PPA contract life.

Project development costs primarily include the project costs for US wind and Australian development projects. Some project costs were written off in 2021 due to the uncertainty on timing of when the projects will proceed (see Note 7).

Long-term prepaids and other assets includes: the funded portion of rail transportation commitments discussed in Note 36(C), the funded portion of the TransAlta Energy Transition Bill commitments discussed in Note 36(G) and other contractually required prepayments and deposits.
The loan receivable relates to the advancement by the Company's subsidiary, Kent Hills Wind LP, of $55 million (2020 – $52 million) which is net of the Kent Hills Wind bond financing proceeds to its 17 per cent partner. The unsecured loan bears interest at 4.55 per cent, with interest payable quarterly, commencing on Dec. 31, 2017 and matures in October 2022; as such, it was moved to current assets (Note 14).